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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 18, 2004

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

          New Jersey                     001-09120               22-2625848
          ----------                     ---------               ----------
        (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
                          -----------------------------
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
              (Registrant's telephone number, including area code)
                               http://www.pseg.com
                               -------------------

                              PSEG POWER LLC
          (Exact name of registrant as specified in its charter)

          Delaware                       000-49614               22-3663480
          --------                       ---------               ----------
        (State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                               80 Park Plaza, T-25
                          Newark, New Jersey 07102-4194
                          -----------------------------
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
              (Registrant's telephone number, including area code)
                               http://www.pseg.com
                               -------------------

                  PUBLIC SERVICE ELECTRIC AND GAS COMPANY
          (Exact name of registrant as specified in its charter)

          New Jersey                     001-00973               22-1212800
          ----------                     ---------               ----------
       (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
                          -----------------------------
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com
                               -------------------

                            PSEG ENERGY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)

          New Jersey                     000-32503               42-1544079
          ----------                     ---------               ----------
       (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                               80 Park Plaza, T-20
                          Newark, New Jersey 07102-4194
                          -----------------------------
               (Address of principal executive offices) (Zip Code)
                                  973-456-3581
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com
                               -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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     The information contained in Item 2.02. Results of Operations and Financial
Condition in this Form 8-K is furnished solely for PSEG. The information contained in Item 8.01 Other Events in this combined Form 8-K is separately filed, as noted, by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings LLC (Energy Holdings). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G, Power and Energy Holdings each makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 2.02 Results of Operations and Financial Condition

     On October 22, 2004, PSEG announced unaudited financial results for the quarter and nine months ended September 30, 2004. A copy of the earnings release dated October 22, 2004 is furnished as Exhibit 99 to this Form 8-K. The information contained in this report is being furnished pursuant to Item 2.02 as directed by the U.S. Securities and Exchange Commission.

Item 8.01 Other Events

PSEG, PSE&G, Power and Energy Holdings

     3rd Quarter 2004 Results

     On October 22, 2004, the following unaudited results were announced for PSEG, PSE&G, Power and Energy Holdings.

     Income from Continuing Operations for the quarter ended September 30, 2004 was $248 million, $93 million, $131 million and $36 million for PSEG, PSE&G, Power and Energy Holdings, respectively. As required by generally accepted accounting principles, Income from Continuing Operations for PSE&G and Energy Holdings does not include preferred securities dividends/distributions of $1 million and $3 million, respectively. Net Income for PSEG, or Earnings Available to PSEG with respect to PSE&G, Power and Energy Holdings, for the quarter ended September 30, 2004 was $248 million, $92 million, $131 million and $33 million, respectively.

     Income from Continuing Operations for the nine months ended September 30, 2004 was $638 million, $281 million, $292 million and $105 million for PSEG, PSE&G, Power and Energy Holdings, respectively. As required by generally accepted accounting principles, Income from Continuing Operations for PSE&G and Energy Holdings does not include preferred securities dividends/distributions of $3 million and $13 million, respectively. Net Income for PSEG, or Earnings Available to PSEG with respect to PSE&G, Power and Energy Holdings, for the nine months ended September 30, 2004 was $643 million, $278 million, $292 million and $97 million, respectively.

PSEG and Power

     Hope Creek Outage

     On October 18, 2004 PSEG issued a press release relating to the outage at its Hope Creek nuclear facility and its 2004 earnings guidance, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

    Exhibit 99 Earnings Release announcing 3rd quarter 2004 results dated October 22, 2004

    Exhibit 99.1 Press Release dated October 18, 2004 relating to outage at Hope Creek Nuclear Generating Station


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                  --------------------------------------------
                                  (Registrant)


            By:               /s/ Patricia A. Rado
               --------------------------------------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)


Date: October 22, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                     ---------------------------------------
                                  (Registrant)


            By:               /s/ Patricia A. Rado
               --------------------------------------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)


Date: October 22, 2004


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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                                 PSEG POWER LLC
                                 --------------
                                  (Registrant)


            By:               /s/ Patricia A. Rado
               --------------------------------------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)


Date: October 22, 2004


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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                            PSEG ENERGY HOLDINGS LLC
                            ------------------------
                                  (Registrant)


            By:               /s/ Patricia A. Rado
               --------------------------------------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)


Date: October 22, 2004


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